UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 21, 2017

HSN, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34061	26-2590893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 HSN Drive, St. Petersburg, FL 33729
(Address of Principal Executive Offices) (Zip Code)

(727) 872-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

     In its press release attached as Exhibit 99.1 and incorporated herein by this reference, the Company announced sales and earnings information for the first quarter.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On April 21, 2017, Mindy Grossman, Chief Executive Officer and a member of HSN, Inc.’s Board of Directors gave notice of her resignation as Chief Executive Officer and a member of the Board of Directors.  The Board of Directors has accepted her resignation effective May 24, 2017.  Ms. Grossman will not be entitled to any severance benefits as a result of her resignation.

     Ms.  Grossman will not stand for election at the Annual Meeting of Shareholders to be held on May 24, 2017, and concurrent with her resignation and the Annual Meeting of Shareholders the Board of Directors has decreased the size of the Board to nine.  Accordingly, Ms. Grossman is removed as a nominee for election to the Board of Directors and any references to her election in the Company’s proxy statement dated April 10, 2017 (the “Proxy Statement”) is hereby deleted. Additionally, any votes received for Ms. Grossman will not be counted at the Annual Meeting of Shareholders on May 24, 2017.  Other than Ms. Grossman, the nominees named in the proxy statement will stand for election at the Annual Meeting.

     In the interim, Ms. Grossman will work with senior management and the Board to ensure a smooth transition. The Board has retained a national search firm to assist with the search for a successor that will include both internal and external candidates. In addition, the Board has established an Office of the Chief Executive to oversee the company’s day-to-day operations until a successor is named. The Office of the Chief Executive will consist of Rod R. Little, William C. Brand and Judy A. Schmeling.  Mr. Little will be acting as the company’s interim principal executive officer.  For more information about the individuals who will comprise the Office of the Chief Executive, please refer to the Proxy Statement under the heading “Management,” which is incorporated herein by this reference.

     A copy of the press release announcing Ms. Grossman’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

     99.1 Press Release dated April 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSN, Inc.

Date: April 26, 2017	By:	/s/ Rod Little
Rod Little
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 26, 2017